Exhibit 10.40

U.S. Small Business Administration Unconditional Guarantee

SBA Loan #	65911350-04

SBA Loan Name	Superior Drilling, LLC

Guarantor	Gilbert Troy Meier

Borrower	Superior Drilling Products, LLC, Meier Leasing, LLC and Meier Management Company, LLC

Lender	Proficio Bank

Date	December 30, 2013

Note Amount	$627,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The “Note” is the promissory note dated December               , 2013 in the principal amount of Six Hundred Twenty-Seven Thousand Dollars and Zero Cents  ~~Dollars~~, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete	Page 1/5

4.	LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:

1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it;

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.

B.	Guarantor waives any notice of:

1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.

C.	Guarantor waives defenses based upon any claim that:

1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

5)	Lender impaired the Collateral;

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor:

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan

SBA Form 148 (10/98) Previous editions obsolete	Page 3/5

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 148 (10/98) Previous editions obsolete	Page 4/5

Witness:	Guarantor(s)

[ILLEGIBLE]	/s/ Gilbert Troy Meier
Gilbert Troy Meier, Individually

TATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this 30 day of December, 2013, by Gilbert Troy Meier.

/s/ Rich Mahoney , NOTARY PUBLIC
MY COMMISSION EXPIRES:	11.5.15
Rich Mahoney
TYPE OR PRINT NAME

U.S. Small Business Administration Unconditional Guarantee

SBA Loan #	65911350-04

SBA Loan Name	Superior Drilling, LLC

Guarantor	Gilbert Troy Meier Trust

Borrower	Superior Drilling Products, LLC, Meier Leasing, LLC and Meier Management Company, LLC

Lender	Proficio Bank

Date	December 30, 2013

Note Amount	$627,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The “Note” is the promissory note dated December                 , 2013 in the principal amount of Six Hundred Twenty-Seven Thousand Dollars and Zero Cents ~~Dollars~~, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete	Page 1/5

4.	LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:

1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it;

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.

B.	Guarantor waives any notice of:

1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.

C.	Guarantor waives defenses based upon any claim that:

1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

5)	Lender impaired the Collateral;

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor:

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co- guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

SBA Form 148 (10/98) Previous editions obsolete	Page 3/5

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 148 (10/98) Previous editions obsolete	Page 4/5

Witness:	Guarantor(s):

[ILLEGIBLE]	/s/ Annette D Meier
Annette D Meier, as Trustee of Gilbert Troy Meier Trust

Witness:	Guarantor(s):

[ILLEGIBLE]	/s/ Gilbert Troy Meier
Gilbert Troy Meier as Trustee of Gilbert Troy Meier Trust

STATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this 30 day of December, 2013. by Annette D Meier, Trustee of Gilbert Troy Meier Trust, a Utah Trust, on behalf of such Trust.

/s/ Rich Mahoney , NOTARY PUBLIC MY COMMISSION EXPIRES: 11.5.15 Rich Mahoney TYPE OR PRINT NAME

STATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this 30 day of December, 2013, by Gilbert Troy Meier, Trustee of Gilbert Troy Meier Trust, a Utah Trust, on behalf of such Trust.

/s/ Rich Mahoney , NOTARY PUBLIC MY COMMISSION EXPIRES: 11.5.15 Rich Mahoney TYPE OR PRINT NAME

U.S. Small Business Administration Unconditional Guarantee

SBA Loan #	65911350-04

SBA Loan Name	Superior Drilling, LLC

Guarantor	Annette Meier

Borrower	Superior Drilling Products, LLC, Meier Leasing, LLC and Meier Management Company, LLC

Lender	Proficio Bank

Date	December 30, 2013

Note Amount	$627,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The “Note” is the promissory note dated December, 2013 in the principal amount of Six Hundred Twenty-Seven Thousand Dollars and Zero Cents ~~Dollars~~, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete	Page 1/5

4.	LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:

1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it;

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.

B.	Guarantor waives any notice of:

1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.

C.	Guarantor waives defenses based upon any claim that:

1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

5)	Lender impaired the Collateral;

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

SBA Form 148 (10/98) Previous editions obsolete	Page 3/5

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 148 (10/98) Previous editions obsolete	Page 4/5

Witness:	Guarantor(s):

[ILLEGIBLE]	/s/ Annette D Meier
Annette D Meier, individually

STATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this  30  day of December, 2013 by Annette D Meier.

/s/ Rich Mahoney , NOTARY PUBLIC MY COMMISSION EXPIRES: 11.5.15 Rich Mahoney TYPE OR PRINT NAME

U.S. Small Business Administration Unconditional Guarantee

SBA Loan #	65911350-04

SBA Loan Name	Superior Drilling, LLC

Guarantor	Annette Deuel Meier Trust

Borrower	Superior Drilling Products, LLC, Meier Leasing, LLC and Meier Management Company, LLC

Lender	Proficio Bank

Date	December 30, 2013

Note Amount	$627,000.00

1.	GUARANTEE:

Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.	NOTE:

The “Note” is the promissory note dated December, 2013 in the principal amount of Six Hundred Twenty-Seven Thousand Dollars and Zero Cents ~~Dollars~~, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.	DEFINITIONS:

“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.

“Loan” means the loan evidenced by the Note.

“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete	Page 1/5

4.	LENDER’S GENERAL POWERS:

Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:

A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.	FEDERAL LAW:

When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.	RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

To the extent permitted by law,

A.	Guarantor waives all rights to:

1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it;

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.

B.	Guarantor waives any notice of:

1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.

C.	Guarantor waives defenses based upon any claim that:

1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

5)	Lender impaired the Collateral;

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor:

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.	DUTIES AS TO COLLATERAL:

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.	SUCCESSORS AND ASSIGNS:

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

SBA Form 148 (10/98) Previous editions obsolete	Page 3/5

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 148 (10/98) Previous editions obsolete	Page 4/5

Witness:	Guarantor(s):

[ILLEGIBLE]	/s/ Annette D Meier
Annette D Meier, as Trustee of Annette Deuel Meier Trust

[ILLEGIBLE]	/s/ Gilbert Troy Meier
Gilbert Troy Meier,as Trustee of Annette Deuel Meier Trust

STATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this 30 day of December, 2013, by Annette D Meier, Trustee of Annette Deuel Meier Trust, a Utah Trust, on behalf of such Trust.

/s/ Rich Mahoney , NOTARY PUBLIC MY COMMISSION EXPIRES: 11.5.15 Rich Mahoney TYPE OR PRINT NAME

STATE OF UTAH

COUNTY OF       UINTAH      , SS.

The foregoing instrument was acknowledged before me this 30 day of December, 2013, by Gilbert Troy Meier, Trustee of Annette Deuel Meier Trust, a Utah Trust, on behalf of such Trust.

/s/ Rich Mahoney , NOTARY PUBLIC MY COMMISSION EXPIRES: 11.5.15 Rich Mahoney TYPE OR PRINT NAME

U.S. Small Business Administration Note

SBA Loan #	65911350-04

SBA Loan Name	Superior Drilling, LLC

Date	December 30, 2013

Loan Amount	$627,000.00

Interest Rate	Initially 6.00%

Borrower	Superior Drilling Products, LLC, Meier Leasing, LLC and Meier Management Company, LLC

Operating Company	Superior Drilling, LLC

Lender	Proficio Bank

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of Six Hundred Twenty-Seven Thousand Dollars and Zero Cents ~~Dollars~~, interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 147 (06/03/02) Version 4.1	Page 1/6

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Maturity: This Note will mature in 7 years from date of Note.

Repayment Terms:

Lender must insert onto SBA Note, Form 147, to be executed by Borrower, the following terms, without modification. Lender must complete all blank terms on the Note at time of closing:

The interest rate on this Note will fluctuate. The initial interest rate is 6.00% per year. This initial rate is the Prime Rate in effect on the first business day of the month in which SBA received the loan application, plus 2.75%. The initial interest rate must remain in effect until the first change period begins unless reduced in accordance with SOP 50 10.

Borrower must pay principal and interest payments of $9,159.56 every month, beginning one month from the month this Note is dated; payments must be made on the 20th calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted quarterly (the “change period”).

The “Prime Rate” is the Prime Rate in effect on the first business day of the month (as published in the Wall Street Journal newspaper) in which SBA received the application, or any interest rate change occurs. Base Rates will be rounded to two decimal places with .004 being rounded down and .005 being rounded up.

The adjusted interest rate will be 2.75% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

The spread as identified in the Note may not be changed during the life of the Loan without the written agreement of the Borrower.

For variable rate loans, the interest rate adjustment period may not be changed without the written consent of the Borrower.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment:

Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a.  Give Lender written notice;

b.  Pay all accrued interest; and

c.  If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 7 years from date of Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

SBA Form 147 (06/03/02) Version 4.1	Page 2/6

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.	Fails to pay any taxes when due;

H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.	Has a receiver or liquidator appointed for any part of their business or property;

J.	Makes an assignment for the benefit of creditors;

K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.	LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower or Guarantor;

C.	File suit and obtain judgment;

D.	Take possession of any Collateral; or

E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.	LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;

D.	Compromise, release, renew, extend or substitute any of the Collateral; and

E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

SBA Form 147 (06/03/02) Version 4.1	Page 3/6

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

SBA Form 147 (06/03/02) Version 4.1	Page 4/6

10.	STATE-SPECIFIC PROVISIONS:

SBA Form 147 (06/03/02) Version 4.1	Page 5/6

11.	BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Witness:	Borrower(s):

Superior Drilling Products, LLC

[illegible]	By:	/s/ Annette D Meier
Annette D Meier, Member

[illegible]	By:	/s/ Gilbert Troy Meier
Gilbert Troy Meier, Member

Meier Leasing, LLC

[illegible]	By:	/s/ Annette D Meier
Annette D Meier, Manager

Meier Management Company, LLC

[illegible]	By:	/s/ Annette D Meier
Annette D Meier, Manager

SBA Form 147 (06/03/02) Version 4.1	Page 6/6